 EXHIBIT 99
 CHRYSLER FINANCIAL                                                                  DISTRIBUTION DATE:                  08/06/2001
 DAIMLERCHRYSLER AUTO TRUST 2001-B MONTHLY SERVICER'S CERTIFICATE (HI)                                                  PAGE 1 OF 2
-----------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number               2.00
       Distribution Date                                  8/6/01
       DATES COVERED                              FROM AND INCLUDING                      TO AND INCLUDING
       -------------                              ------------------                      ----------------
             Collections Period                           7/1/01                                  7/31/01
             Accrual Period                               7/6/01                                   8/5/01
             30/360 Days                                      30
             Actual/360 Days                                  31

                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                    ACCOUNTS                               $ AMOUNT
       ----------------------------                    --------                               --------
       Pool Balance - Beginning of Period                 96,075                         1,919,282,038.62
       Collections of Installment Principal                                                 32,695,483.61
       Collections Attributable to Full Payoffs                                             13,476,663.06
       Principal Amount of Repurchases                                                          23,622.46
       Principal Amount of Gross Losses                                                        144,592.06
                                                                                         ----------------

       Pool Balance - End of Period                       95,270                         1,872,941,677.43
                                                                                         ================


       POOL STATISTICS                                                                    END OF PERIOD
       ---------------                                                                    -------------
       Initial Pool Balance (Pool Balance at the Purchase Date)                          1,977,003,341.04
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                               0.95

       Ending O/C Amount                                                                   122,074,322.98
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                        1.07

       CUMULATIVE NET LOSSES                           10,686.58                                70,735.06
       ----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                          0.00
       Cumulative Recovery Ratio                                                                     0.58
       60+ Days Delinquency Amount                                                           2,291,979.07
       Delinquency Ratio (3 mo. Weighted Avg.)                                                       0.00

       Weighted Average APR                                                                          0.07
       Weighted Average Remaining Term (months)                                                     54.63
       Weighted Average Seasoning (months)                                                           3.99

 DAIMLERCHRYSLER AUTO TRUST 2001-B MONTHLY SERVICER'S CERTIFICATE (HI)                                                  PAGE 2 OF 2
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

   Cash Sources
        Collections of Installment Principal           32,695,483.61
        Collections Attributable to Full Payoffs       13,476,663.06
        Principal Amount of Repurchases                    23,622.46        O/C Release       (Prospectus pg S16)
        Recoveries on Loss Accounts                        84,543.58        POOL BALANCE                          1,872,941,677.43
                                           -                                -------------
        Collections of Interest                        10,678,787.75        Yield Supplement O/C Amount             (47,807,969.44)
        Investment Earnings                               107,210.09        Adjusted Pool Balance                 1,825,133,707.99
        Reserve Account                                 4,649,277.50
        Total Sources                                  61,715,588.05        Total Securities                      1,750,867,354.45
                                                      --------------                                              ----------------

                                                      ==============                                              ================
                                                                            Adjusted O/C Amount                      74,266,353.54
   Cash Uses
        Servicer Fee                                    1,599,401.70        O/C Release Threshold                    73,005,348.32
        Note Interest                                   6,733,282.83
        Reserve Fund                                    4,649,277.50        O/C Release Period?  (A1 Notes Matured)  No
        O/C Release to Seller                                      -
        Note Principal                                 48,733,626.02        O/C Release                                         -
        Total Cash Uses                                61,715,588.05
                                                      --------------

                                                      ==============

   Administrative Payment
   TOTAL PRINCIPAL AND INTEREST SOURCES                61,715,588.05
   --------------------------------------
   Investment Earnings in Trust Account                  (107,210.09)
   Daily Collections Remitted                         (55,542,842.87)
   Cash Reserve in Trust Account                       (4,649,277.50)
   Servicer Fee (withheld)                             (1,599,401.70)
   O/C Release to Seller                                           -
                                                      --------------
        PAYMENT DUE TO/(FROM) TRUST ACCOUNT              (183,144.11)
                                                      ==============

                                        BEGINNING            ENDING         PRINCIPAL     PRINCIPAL PER     INTEREST   INTEREST PER
                                         BALANCE             BALANCE         PAYMENT       $1000 FACE        PAYMENT    $1000 FACE
                                    ----------------   ----------------    -------------  -------------  ------------  ------------
NOTES & CERTIFICATES
--------------------
Class A-1 299,271,000.00 @ 3.98%      239,160,980.47     190,427,354.45    48,733,626.02     162.84        819,657.83      2.74
Class A-2 615,000,000.00 @ 4.25%      615,000,000.00     615,000,000.00                -          -      2,178,125.00      3.54
Class A-3 480,000,000.00 @ 4.85%      480,000,000.00     480,000,000.00                -          -      1,940,000.00      4.04
Class A-4 405,000,000.00 @ 5.32%      405,000,000.00     405,000,000.00                -          -      1,795,500.00      4.43
Certificates                           60,440,000.00      60,440,000.00                -          -                 -
                                    ----------------   ----------------    --------------                ------------
    Total Securities                1,799,600,980.47   1,750,867,354.45    48,733,626.02                 6,733,282.83
                                    ================   ================    ==============                ============


                                         Original
NOTES & CERTIFICATES
--------------------
Class A-1 299,271,000.00 @ 3.98%     299,271,000.00
Class A-2 615,000,000.00 @ 4.25%     615,000,000.00
Class A-3 480,000,000.00 @ 4.85%     480,000,000.00
Class A-4 405,000,000.00 @ 5.32%     405,000,000.00
Certificates                          60,440,000.00
                                   ----------------
    Total Securities               1,859,711,000.00
                                   ================

Class A-1 Interest is computed on an Actual/360 Basis. Days in current period  31
                                                                              ----